UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2019

Mill City Ventures III, Ltd.

(Exact name of registrant as specified in its charter)

Minnesota	814-00991	90-0316651
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1907 Wayzata Boulevard, Suite 205

Wayzata, MN 55391

(Address of principal executive offices)

(952) 479-1923

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01.	Change in Registrant’s Certifying Accountant.

On April 9, 2019, Mill City Ventures III, Ltd. (the “Company”) engaged Boulay PLLP (“Boulay”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Company’s engagement of Boulay was approved by the Audit Committee of the Company’s Board of Directors. During the fiscal years ended December 31, 2018 and December 31 2017, respectively, and the subsequent interim period through April 9, 2019, neither the Company nor anyone acting on its behalf had consulted with Boulay on any of the matters or events described in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mill City Ventures III, Ltd.

Date: April 18, 2019
	By:	/s/ Douglas M. Polinsky
Douglas M. Polinsky
Chief Executive Officer